VOYA PARTNERS INC.

VY® Templeton Foreign Equity Portfolio

(“Portfolio”)

Supplement dated November 25, 2015

to the Adviser Class, Initial Class, Service Class, and

Service 2 Class shares Statement of Additional Information (“SAI”)

dated May 1, 2015

On or about November 19, 2015, the Board of Directors of Voya Partners, Inc. approved a revision to the Portfolio’s sub-advisory fee structures and a corresponding 50/50 sharing arrangement. Effective January 1, 2016, the Portfolio’s SAI is hereby revised as follows:

1.	The following paragraph is added at the end of the subsection entitled “Adviser – Management Fee Waivers”:

The Adviser is contractually obligated to lower the management fee for VY® Templeton Foreign Equity Portfolio so that the management fee payable to the Adviser will be waived in the amount equal to 50% of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through May 1, 2017. Termination or modification of this obligation requires approval by the Board.

2.	The line item with respect to VY® Templeton Foreign Equity Portfolio in the table in the subsection entitled “Sub-Adviser – Sub-Advisory Fees” is hereby deleted in its entirety and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® Templeton Foreign Equity	Templeton Investment Counsel, LLC (“Templeton”)	For information on the annual sub-advisory fees paid by the Adviser to Templeton, please see the paragraph immediately following this table.

3.	The following paragraph is added following the table in the sub-section entitled “Sub-Adviser – Sub-Advisory Fees”:

With respect to the annual sub-advisory fees for VY® Templeton Foreign Equity Portfolio, the Adviser paid Templeton sub-advisory fees of $3,135,240, which represented approximately 0.3306% of the Portfolio’s average daily net assets for the fiscal year ended December 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedule in effect during that period.

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